SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        PROFESSIONALLY MANAGED PORTFOLIOS
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                        PROFESSIONALLY MANAGED PORTFOLIOS
                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND
                          11111 SANTA MONICA BOULEVARD
                                   SUITE 1700
                              LOS ANGELES, CA 90025


                            NOTICE OF SPECIAL MEETING
                          TO BE HELD DECEMBER 21, 2000

         To the shareholders of RCB Growth and Income Fund ("Growth and Income Fund") and RCB Small Cap Fund ("Small Cap Fund") (collectively, the "Funds"), each a series of Professionally Managed Portfolios (the "Trust"), for a Special Meeting of the Funds to be held on December 21, 2000:

         Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Funds, will be held on December 21, 2000, at 3.00 p.m., Pacific Standard Time, at the offices of the Funds, 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025. At the Meeting, you and the other shareholders of the Funds will be asked to consider and vote:

          1. To approve a new investment advisory agreement by and between the Trust and Reed, Conner & Birdwell, LLC ("RBC") pursuant to which RCB will act as advisor with respect to the assets of the Funds, to become effective upon the completion of the acquisition of Reed, Conner & Birdwell, Inc. by City National Corporation.

          2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on October 31, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

                                  By Order of the Board of Trustees

                                  Robin Berger, Secretary

Los Angeles, California
November 27, 2000

                        PROFESSIONALLY MANAGED PORTFOLIOS
                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND
                          11111 SANTA MONICA BOULEVARD
                                   SUITE 1700
                              LOS ANGELES, CA 90025


                                 PROXY STATEMENT


         To the shareholders of RCB Growth and Income Fund ("Growth and Income Fund") and RCB Small Cap Fund ("Small Cap Fund") (collectively, the "Funds"), each a series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Funds to be held on December 21, 2000.

         This Proxy Statement is furnished by the Trust to the shareholders of the Funds on behalf of the Trust's Board of Trustees in connection with the Funds' solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Funds (the "Meeting") to be held on December 21, 2000 at 3:00 p.m., Pacific Standard Time, at the offices of the Funds, 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is November 27, 2000. At the Meeting, the shareholders of the Funds will be asked:

          1. To approve a new investment advisory agreement by and between the Trust and Reed, Conner & Birdwell, LLC. ("RCB") pursuant to which RCB will act as advisor with respect to the assets of the Funds, to become effective upon the completion of the acquisition of Reed, Conner & Birdwell, Inc. by City National Corporation.

          2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Funds' address noted above or in person at the time of the Meeting.

         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by Reed, Conner & Birdwell, Inc. and not by the Funds or the Trust.

         If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

         Shareholders of the Funds at the close of business on October 31, 2000 will be entitled to be present and vote at the Meeting. As of that date, there were 166,823.612 shares of the Growth and Income Fund outstanding and entitled to vote, representing total net assets of approximately $2,536,767, and 332,329.853 shares of the Small Cap Fund outstanding and entitled to vote, representing total net assets of approximately $5,156,689.

         To the knowledge of the Trust's management, before the close of business on October 31, 2000, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of either Fund.

         To the knowledge of the Trust's management, before the close of business on October 31, 2000, persons owning of record more than 5% of the outstanding shares of the Growth and Income Fund were as follows:

         NAME AND ADDRESS                                    PERCENT OF THE FUND
         ----------------                                    -------------------

         Donaldson Lufkin & Jenrette Securities Co.                 22.11%
         P.O. Box 2052
         Jersey City, NJ 07303-9998

         Sutro & Co, F/B/O                                           6.89%
         International Soc. For Neurochemistry
         Los Angeles, CA

         To the knowledge of the Trust's management, before the close of business on October 31, 2000, persons owning of record more than 5% of the outstanding shares of the Small Cap Fund were as follows:

         NAME AND ADDRESS                                    PERCENT OF THE FUND
         ----------------                                    -------------------

         Donaldson Lufkin & Jenrette Securities Co.                  7.21%
         P.O. Box 2052
         Jersey City, NJ 07303-9998

         Reed, Conner & Birdwell Inc.                                9.82%
         Money Purchase Plan, F/B/O
         Jeffrey Bronchick
         1111 Santa Monica Boulevard
         Los Angeles, CA 90025

         Timothy J. Rohner                                          11.68%
         7995 Paseo Esmerado
         Carlsbad, CA 92009

         Robert Saffer                                               7.60%
         263 6th Avenue
         Brooklyn, NY 11215

         John B. Smith IRA                                           9.16%
         277 Pembrook Drive
         Yonkers, NY 10710

         The Winner Living Trust                                     9.91%
         1545 10th Street
         Manhattan Beach, CA 90266

         The Funds' current investment advisor is Reed, Conner & Birdwell, Inc., 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025. The Funds' distributor is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018. The Funds' transfer and dividend disbursing agent is American Data Services, Inc, P.O. Box 5536, Hauppauge, NY 11788-0132.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                PROPOSAL NO. 1

APPROVAL OF ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND THE NEW ADVISOR

BACKGROUND

         GENERAL. Reed, Conner & Birdwell, Inc. ("Current Advisor") is a California corporation located at 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025. The Current Advisor has acted as advisor with respect to the assets of the Funds pursuant to an existing investment advisory agreement since September 30, 1998.

         On October 30, 2000, the Current Advisor agreed to be acquired by City National Corporation, a Delaware corporation (the "Proposed Acquisition"). The Current Advisor will be merged into a special purpose acquisition corporation and then reformed on or before December 31, 2000 as a Delaware limited liability company to be named "Reed, Conner & Birdwell, LLC" ("RCB" or "New Advisor"). The New Advisor will be a subsidiary of City National Corporation ("CNC"). However, the executive officers of the Current Advisor will continue to have a substantial financial interest in the New Advisor. Key members of the Current Advisor's management team will have similar roles with the New Advisor where they will be responsible for managing the day- to-day operations of RCB and the Funds.

         The Meeting has been called for the purpose of considering a new advisory agreement for the Funds as a result of the Proposed Acquisition. The Proposed Acquisition represents an ownership change of the Current Advisor and, as such, has the effect of terminating the existing Advisory Agreement with respect to the Funds. Accordingly, shareholders of the Funds are being asked to approve a new Advisory Agreement (the "New Advisory Agreement") with respect to the Funds. The New Advisory Agreement embodies substantially the same terms and fees with the Current Advisor, differing only in the effective and termination dates and minor updating changes.
The Trust's Board of Trustees at a meeting held on November 6, 2000, approved the submission of the New Advisory Agreement to shareholders for shareholder approval.

EXISTING ADVISORY AGREEMENT

         The Current Advisor serves as the advisor for the Funds under an Advisory Agreement (the "Existing Advisory Agreement") dated September 1, 1998. The Existing Advisory Agreement provides for its automatic termination in the event of a legal assignment. A change in ownership of the Current Advisor would, therefore, terminate the Existing Advisory Agreement. The Board of Trustees of the Trust, including a majority of the "non-interested" Trustees, most recently approved continuation of the Existing Advisory Agreement for an additional one-year period on August 23, 2000. Under the Existing Advisory Agreement, the Current Advisor is entitled to receive from the Growth and Income Fund an annual fee of 0.60% of that Fund's average daily net assets, and the Small Cap Fund an annual fee of 0.85% of that Fund's average daily net assets.

NEW ADVISORY AGREEMENT

         Except for different effective and termination dates and minor updating changes, the terms of the New Advisory Agreement are identical in all respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as EXHIBIT A and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to EXHIBIT A.

         Under the New Advisory Agreement, the New Advisor will provide investment advisory services to the Funds, including deciding what securities will be purchased and sold by the Funds, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Funds, as reflected in the Trust's Registration Statement under the Investment Company Act (including by reference, the Funds' Statement of Additional Information) as such Registration Statement is amended from time to time.

         As compensation for its services to the Funds under the New Advisory Agreement, the New Advisor will be entitled to receive from the Funds fees calculated at the same rate as those charged under the Existing Advisory Agreement described above, i.e., an annual fee of 0.60% of the Growth and Income Fund's average daily net assets and an annual fee of 0.85% of the Small Cap Fund's average daily net assets.

         The New Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund to which the New Advisory Agreement applies, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of the Trust or of any such party (the "Disinterested Trustees").

         The New Advisory Agreement generally provides that it may be terminated by the Trust or the New Advisor at any time, without penalty, by giving the other party 60 days' written notice.

         The New Advisor will continue to provide, at its expense, office space, facilities and equipment for carrying out its duties under the New Advisory Agreement. All other expenses incurred in the operation of the Funds are borne by the Funds. Fund expenses include legal and auditing fees, fees and expenses of the New Advisor, their custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

         The New Advisory Agreement provides that the New Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The New Advisory Agreement, however, provides that nothing contained in the New Advisory Agreement shall be construed to protect the New Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Advisory Agreement. Additionally, the New Advisory Agreement provides that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the New Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Funds' shareholders may have under any federal securities laws. The New Advisory Agreement provides that the New Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the New Advisor in connection with its duties to invest the Funds' assets. The New Advisory Agreement provides that the Trust may indemnify the New Advisor to the full extent permitted by the Trust's Declaration of Trust and applicable law.

LEGAL REQUIREMENTS UNDER THE INVESTMENT COMPANY ACT

         Section 15(f) of the Investment Company Act provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.
The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Proposed Acquisition. The Current Advisor has agreed to use its best efforts to ensure that the Proposed Acquisition will not cause the imposition of an unfair burden, as that term is defined in Secti of the Investment Company Act, on the Funds.

         The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment advisor or predecessor investment advisor within the meaning of the Investment Company Act ("Disinterested Trustees"). Currently, the Board of Trustees of the Trust meets this 75% requirement.

         The Current Advisor has represented that the Proposed Acquisition will be completed on or before December 31, 2000. In addition, the Board of Trustees of the Trust approved the New Advisory Agreement at a meeting held on November 6, 2000.

         If the Proposed Acquisition is not ultimately consummated, the Existing Advisory Agreement will continue and remain in effect. However, if the Proposed Acquisition is consummated but the New Advisory Agreement is not approved by the Funds' shareholders, the Trustees will promptly seek to enter into a new advisory arrangement for the Funds, subject to approval by the Funds' shareholders.

         For the fiscal year ended June 30, 2000, the Growth and Income Fund accrued advisory fees of $11,420 under the Existing Advisory Agreement, all of which were waived by the Current Advisor. For the same period, the Current Advisor reimbursed the Fund an additional $66,391 in expenses.

         For the fiscal year ended June 30, 2000, the Small Cap Fund accrued advisory fees of $33,384 under the Existing Advisory Agreement, all of which were waived by the Current Advisor. For the same period, the Current Advisor reimbursed the Fund an additional $45,525 in expenses.

TRUSTEES' CONSIDERATION

         The New Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, at a meeting held on November 6, 2000.

         The Board of Trustees of the Trust was presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, the Funds and the shareholders of the Funds. In considering the New Advisory Agreement, the Trustees had before them information to evaluate the experience of the New Advisor's key personnel in portfolio management, the quality of services the New Advisor is expected to provide to the Funds, and the compensation proposed to be paid to the New Advisor. The Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services provided to the Funds since the Funds' commencement of operations; (2) the performance of the Funds since commencement of operations;
(3) the research-intensive nature and quality of the services expected to be rendered to the Funds by the New Advisor; (4) the fact that the Proposed Acquisition is not expected to affect the manner in which the New Advisor advises the Funds; (5) the compensation payable to the New Advisor by the Funds under the proposed New Advisory Agreement, which will be at the same rates as the compensation now payable by the Funds to the Current Advisor under the Existing Advisory Agreement; (6) the terms of the Existing Advisory Agreement, which will be unchanged under the New Advisory Agreement except for different effective and termination dates and minor updating changes; (7) the favorable history, reputation, qualification and background of the Current Advisor, as well as the qualifications of their personnel and financial condition; (8) the Current Advisor's favorable overall investment performance record; and (9) other factors deemed relevant.

         The Current Advisor has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Acquisition.

         Along with the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of the Fund to which the Agreement applies is required for the New Advisory Agreement with respect to that Fund to become effective. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) are considered present, but they are disregarded in calculating the percentages of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting. 40% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will count as votes present at the Meeting for quorum purposes.

         If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjustments of the Meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment.

ADDITIONAL INFORMATION ON THE TRUST AND THE ADVISORS

         The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

                                                              Position With
Name                            Position With Trust              Advisor
----                            -------------------              -------
Steven J. Paggioli*             President and Trustee            None
Dorothy A. Berry                Chairman and Trustee             None
Wallace L. Cook                 Trustee                          None
Carl A. Froebel                 Trustee                          None
Rowley W.P. Redington           Trustee                          None
Robert H. Wadsworth             Vice President                   None
Robert M. Slotky                Treasurer                        None
Robin Berger                    Secretary                        None

--------------------
* Steven J. Paggioli is an interested Trustee with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with the Advisor or any parent or subsidiary of the Advisor. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

         The address of both the Current Advisor and the New Advisor is 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. The names of the principal executive officers of the Current Advisor are set forth below. The address for each, as it relates to his duties with the Current Advisor, is the same as that of the Current Advisor.

Name                                     Position With Current Advisor
----                                     -----------------------------
Donn B. Conner                           Principal and President
Jeffrey Bronchick                        Executive Vice President, Principal
                                          and Chief Investment Officer
James C. Reed                            Executive Vice President
James P. Birdwell                        Executive Vice President

         The New Advisor will be managed by a Management Board which will consist of five individuals, two of whom will be designated by the Current Advisor and three of whom will be designated by CNC. The address for CNC is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210. The two individuals designated by the Current Advisor are set forth below and the address of each, as it relates to his duties with the New Advisor, is the same as that of the New Advisor. The three additional managers to be designated by CNC have not yet been selected.

Name                                     Position With New Advisor
----                                     -------------------------
Donn B. Conner                           President and Chief Executive Officer
Jeffrey Bronchick                        Executive Vice President and Chief
                                          Investment Officer

GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

         The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

REPORTS TO SHAREHOLDERS

         The Funds will furnish on request, without charge, a copy of the most recent Annual Report to Shareholders of the Funds. Requests for such reports should be directed to Reed, Conner & Birdwell, Inc., 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025 or by calling 1-877-478-4RCB
(4722).

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


Robin Berger, Secretary

Los Angeles, California
November 27, 2000

                                    EXHIBIT A
                         FORM OF NEW ADVISORY AGREEMENT.

                        PROFESSIONALLY MANAGED PORTFOLIOS
                          INVESTMENT ADVISORY AGREEMENT

                           RCB Growth and Income Fund
                               RCB Small Cap Fund

         THIS INVESTMENT ADVISORY AGREEMENT is made as of the _______________ day of _______________, 2000, by and between PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust (hereinafter called the "Trust"), on behalf of the following series of the Trust, the RCB Growth and Income Fund and RCB Small Cap Fund (each a "Fund") and REED, CONNER & BIRDWELL, LLC, a Delaware limited liability company (hereinafter called the "Advisor").

                                   WITNESSETH:

         WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

         WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice as an independent contractor; and

         WHEREAS, the Trust desires to retain the Advisor to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

         1. Appointment of Advisor. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

         2.  Duties of Advisor.

                  (a)  General  Duties.  The  Advisor  shall  act as  investment adviser to each Fund and shall supervise investments of each Fund on behalf of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; each Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

         Without  limiting the generality of the  foregoing,  the Advisor shall:
(i) furnish each Fund with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for each Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) vote proxies for each Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for each Fund, and take other actions on behalf of each Fund; (iv) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of each Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which each Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                  (b) Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct an order to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused each Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of each Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

         3. Representations of the Advisor.

         (a) The Advisor shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

         (b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

         (c) The Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

         (d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

         4. Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or each Fund in any way, or in any way be deemed an agent for the Trust or for each Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to each Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         5. Advisor's Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request.

         6. Expenses.

         (a) With respect to the operation of each Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of each Fund, (ii) the expenses of printing and distributing extra copies of each Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of each Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

         (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund's shareholders and the Trust's Board of Trustees that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder record keeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

         (c) The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor's own advisory fee.

         (d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of each Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

         7. Investment Advisory and Management Fee.

         (a) Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to each Fund pursuant to this Agreement, an annual management fee equal to 0.60% of the RCB Growth and Income Fund's and 0.85% of the RCB Small Cap Fund's daily net assets, computed on the value of the net assets of each Fund as of the close of business each day.

         (b) The management fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

         (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

         (d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to each Fund and as required under any expense limitation applicable to each Fund.

         (e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

         (f) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by each Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by each Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to each Fund's payment of current expenses if so requested by the Advisor even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.

         (g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

         8. No Shorting; No Borrowing. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of each Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from each Fund or pledge or use each Fund's assets in connection with any borrowing not directly for each Fund's benefit. For this purpose, failure to pay any amount due and payable to each Fund for a period of more than thirty (30) days shall constitute a borrowing.

         9. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or each Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

         10. Reports and Access. The Advisor agrees to supply such information to each Fund's administrator and to permit such compliance inspections by each Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

         11. Advisor's Liabilities and Indemnification.

         (a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

         (b) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or each Fund or to any shareholder of each Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by each Fund.

         (c) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors or trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

         (d) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

         12. Non-Exclusivity; Trading for Advisor's Own Account. The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to each Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust's Board of Trustees.

         13. Term.

         (a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

         (b) Each Fund may use the name "RCB" or any name derived from or using the name "Reed, Conner & Birdwell" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, each Fund shall cease to use such a name or any other name connected with the Advisor.

         14.  Termination; No Assignment.

         (a) This Agreement may be terminated by the Trust on behalf of each Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty (60) days' written notice to each Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of each Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of each Fund maintained by the Advisor on behalf of each Fund.

         (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

         15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         16. Notice of Declaration of Trust. The Advisor agrees that the Trust's obligations under this Agreement shall be limited to each Fund and to its assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of each Fund nor from any trustee, officer, employee or agent of the Trust or each Fund.

         17.  Captions.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS             REED, CONNER & BIRDWELL, LLC
on behalf of the RCB Growth and
Income Fund and RCB Small Cap Fund


By:_______________________________            By:_______________________________

Name:_____________________________            Name:_____________________________

                                      PROXY

                           RCB GROWTH AND INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 21, 2000

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                        PROFESSIONALLY MANAGED PORTFOLIOS

The undersigned hereby appoints Jeffrey Bronchick, Daryl Weber and Robert M. Slotky, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of RCB Growth and Income Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on December 21, 2000 at the offices of the Fund, 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on October 31, 2000. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON OCTOBER 31, 2000. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a new advisory agreement by and between the Trust and Reed, Conner & Birdwell, LLC ("RCB") pursuant to which RCB will act as advisor with respect to the assets of the Fund, to become effective upon the completion of the acquisition of Reed, Conner & Birdwell, Inc. by City National Corporation.

FOR [ ]          AGAINST [ ]        ABSTAIN [ ]


Dated:  ______________, 2000

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Title (if applicable)

                                      __________________________________________
                                      Signature (if held jointly)

                                      __________________________________________
                                      Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                      PROXY

                               RCB SMALL CAP FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 21, 2000

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                        PROFESSIONALLY MANAGED PORTFOLIOS

The undersigned hereby appoints Jeffrey Bronchick, Daryl Weber and Robert M. Slotky, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of RCB Small Cap Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on December 21, 2000 at the offices of the Fund, 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on October 31, 2000. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON OCTOBER 31, 2000. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a new advisory agreement by and between the Trust and Reed, Conner & Birdwell, LLC ("RCB") pursuant to which RCB will act as advisor with respect to the assets of the Fund, to become effective upon the completion of the acquisition of Reed, Conner & Birdwell, Inc. by City National Corporation.

FOR [ ]          AGAINST [ ]        ABSTAIN [ ]


Dated:  ______________, 2000

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Title (if applicable)

                                      __________________________________________
                                      Signature (if held jointly)

                                      __________________________________________
                                      Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.